EXHIBIT 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) of the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the Class A Ordinary Common Shares of SouFun Holdings Limited and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filing.

The undersigned further agree that each party hereto is responsible for timely filing of such statement on Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein, provided that no party is responsible for the completeness and accuracy of the information concerning the other party, unless such party knows or has reason to believe that such information is inaccurate.

This Joint Filing Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.

In evidence thereof the undersigned, being duly authorized, hereby execute this Joint Filing Agreement this 30th day of September, 2010.

HUNT 7-A GUERNSEY L.P. INC

By: Hunt 7-A GP Limited, its general partner

By:	/s/ David Critchlow
Name:	David Critchlow
Title:	Director

HUNT 7-B GUERNSEY L.P. INC

By: Hunt 7-A GP Limited, its general partner

By:	/s/ David Critchlow
Name:	David Critchlow
Title:	Director

HUNT 7-A GP LIMITED

By:	/s/ David Critchlow
Name:	David Critchlow
Title:	Director

HUNT 6-A GUERNSEY L.P. INC

By: Hunt 6-A GP Limited, its general partner

By:	/s/ David Critchlow
Name:	David Critchlow
Title:	Director

HUNT 6-A GP LIMITED

By:	/s/ David Critchlow
Name:	David Critchlow
Title:	Director

Signature Page to Joint Filing Agreement

BY APAX EUROPE VI GP CO. LIMITED ACTING ON BEHALF OF
APAX EUROPE VI GP L.P. INC., ITS GENERAL PARTNER ACTING ON BEHALF OF

APAX EUROPE VI-A, L.P.

By:	/s/ Denise Fallaize
Name:	Denise Fallaize
Title:	Director

BY APAX EUROPE VI GP CO. LIMITED ACTING ON BEHALF OF
APAX EUROPE VI GP L.P. INC., ITS GENERAL PARTNER ACTING ON BEHALF OF

APAX EUROPE VI-1, L.P.

By:	/s/ Denise Fallaize
Name:	Denise Fallaize
Title:	Director

BY APAX EUROPE VII GP CO. LIMITED ACTING ON BEHALF OF
APAX EUROPE VII GP L.P. INC., ITS GENERAL PARTNER ACTING ON BEHALF OF

APAX EUROPE VII-A, L.P.

By:	/s/ Denise Fallaize
Name:	Denise Fallaize
Title:	Director

BY APAX EUROPE VII GP CO. LIMITED ACTING ON BEHALF OF
APAX EUROPE VII GP L.P. INC., ITS GENERAL PARTNER ACTING ON BEHALF OF

APAX EUROPE VII-B, L.P.

By:	/s/ Denise Fallaize
Name:	Denise Fallaize
Title:	Director

BY APAX EUROPE VII GP CO. LIMITED ACTING ON BEHALF OF
APAX EUROPE VII GP L.P. INC., ITS GENERAL PARTNER ACTING ON BEHALF OF

APAX EUROPE VII-1, L.P.

By:	/s/ Denise Fallaize
Name:	Denise Fallaize
Title:	Director

Signature Page to Joint Filing Agreement

APAX EUROPE VI GP L.P. INC.

By: Apax Europe VI GP Co. Limited, its general partner

By:	/s/ Denise Fallaize
Name:	Denise Fallaize
Title:	Director

APAX EUROPE VI GP CO. LIMITED

By:	/s/ Denise Fallaize
Name:	Denise Fallaize
Title:	Director

APAX EUROPE VII GP L.P. INC.

By: Apax Europe VII GP Co. Limited, its general partner

By:	/s/ Denise Fallaize
Name:	Denise Fallaize
Title:	Director

APAX EUROPE VII GP CO. LIMITED

By:	/s/ Denise Fallaize
Name:	Denise Fallaize
Title:	Director

APAX PARTNERS EUROPE MANAGERS LTD

By:	/s/ Ian Jones
Name:	Ian Jones
Title:	Director

Signature Page to Joint Filing Agreement